Investor Day 2025 September 25, 2025

2 Forward-Looking Statements and Disclaimer This presentation includes certain “forward-looking statements” within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, as amended. Other than statements of historical facts, all statements contained in this presentation and accompanying oral commentary, including, but not limited to, statements about Klaviyo’s financial outlook, long-term financial targets, and Klaviyo’s expectations regarding possible or assumed business strategies, potential growth and innovation opportunities, new products, potential market opportunities, and other similar matters, are forward-looking statements. Words such as “aim,” “anticipate,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “future,” “going to,” “guidance,” “intend,” “keep,” “may,” “opportunity,” “outlook,” “plan,” “potential,” “predict,” “project,” “shall,” “should,” “strategy,” “target,” “will,” “would,” or words of similar meaning or similar references to future periods may identify these forward-looking statements, although not all forward-looking statements contain these identifying words. Forward-looking statements reflect management’s beliefs, expectations and assumptions about future events as of the date hereof, which are inherently subject to uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. These risks include, among others, the following: our ability to achieve future growth and sustain our growth rate; our ability to successfully execute our business and growth strategy, such as the success of our investment in our key growth initiatives and our ability to recognize effective areas for growth; our ability to successfully integrate with third-party platforms; our relationships with third parties, such as our marketing agency and technology partners; unfavorable conditions in our industry; our ability to attract new customers, including mid-market and enterprise customers, retain revenue from existing customers and increase sales from both new and existing customers; our ability to leverage artificial intelligence and machine learning in our products; our ability to sustain strong international growth; the success of our marketing and sales strategies; costs and expenses associated with being a public company; the impact of macroeconomic factors, including tariffs; as well as other risks and uncertainties set forth under the caption “Risk Factors” and elsewhere in our Quarterly Report on Form 10-Q for the quarter ended June 30, 2025, as filed with the Securities and Exchange Commission (the “SEC”), and the other filings and reports we make with the SEC from time to time, which may be obtained on our Investor Relations website at https://investors.klaviyo.com and on the SEC website at www.sec.gov. Moreover, we operate in a very competitive and rapidly changing environment, and new risks may emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor(s) may cause actual results or outcomes to differ materially from those contained in any forward-looking statements we may make. In light of the risks, uncertainties, assumptions, and other factors, the future events and trends discussed in this presentation may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. Therefore, you should not rely on any of the forward- looking statements. Any forward-looking statement made by us in this presentation is based only on information currently available to us and speaks only as of the date on which it is made. Other than as required by law, we undertake no obligation to update any written or oral forward-looking statements contained in this presentation or made in connection therewith in the event of new information, future developments or otherwise. This presentation contains statistical data, estimates and forecasts that are based on independent industry publications or other publicly available information. We have not independently verified the accuracy or completeness of the information contained in these industry publications and other publicly available information, and usage of the information does not mean or imply that we have adopted the information as our own or independently verified its accuracy. Accordingly, we make no representations as to the accuracy or completeness of the information nor do we undertake to update the information after the date of this presentation. All third-party brand names and logos appearing in this presentation are trademarks or registered trademarks of their respective holders. Any such appearance does not necessarily imply any affiliation with us or our endorsement of the third-party. Numbers in this presentation are rounded for presentation purposes. Some of the numbers in this presentation may not tie due to rounding.

2025 © Klaviyo Agenda 3 Opening remarks Andrew Zilli01 Financial overview Amanda Whalen06 Q&A Presenters07 Customer panel Emily McEvilly05 Executing our vision Andrew Bialecki02 Our product engine Adil Wali03 Our GTM engine Steve Rowland04

4 Building the autonomous CRM Andrew Bialecki CEO & Co-Founder Executing our vision

5 OUR MISSION Empower creators to own their destiny “Be yourself at internet scale.”

6 We look at Klaviyo as our B2C CRM—I know we have our best, most continuous customer record in Klaviyo, and…the roadmap is anticipating all our needs. You’re going to have to pry Klaviyo from my cold dead hands. Dollar Shave Club customers1 1As of June 30, 2025. See Appendix for definition of Customers. 5K+ agencies + system integrators 350+ pre-built integrations

7 Our strategy delivers what consumer businesses demand All consumer touchpoints Vertical integration Speed, scale, and flexibility Broad ecosystem

8 Significant white space remains $68B $160B Marketing Automation B2C CRM ~1% penetrated in our TAM More multi- product and logo penetration More international growth More enterprise wins Source: Management estimates based on industry analyst reports.

9 There is a shift happening in software

10 Speed + Data is the new moat The AI era rewards those who move fast with the best data

2025 © Klaviyo 11 Our platform acts as the brain for our customers’ data 350+ pre-built integrations

12 Learn and optimize 5 Real-time data in, real-time action out Connect instantly 1 Unify in one place 2 4 Act everywhere 3 Understand automatically Marketing Service Analytics Data Platform App Integrations K:AI

13 The days of software as a tool are over Software as a tool Humans do the work AI-assisted AI drives more productivity Autonomous Humans at the helm, agents in the workflow

14 Predictive Assistive What if your CRM was more ?

Title Text One brain. One experience. One brand. Brand’s proprietary data Proactive Reactive M A R K ET IN G S ER V IC E Customers expect unified pre- and post-sale experiences 15

16 Marketing Agent Customer Agent IN ACTION

17 Marketing Agent Customer Agent IN ACTION

18 Massachusetts, USA Afternoon SMS Loves baking cakes Every message adapts to the person Washington, USA Morning emails Already exploring options ET 3:35 PM Baking PT INAO: Hey Molly, baking essentials are 25% off until Friday. Every stand mixer comes with free piping tips! https://kly1.io/XXXXXX Text STOP to opt-out 10:30 AM Bundle From manual content to intelligent, 1:1 creation, automatically

19 Customer Agent Customer Agent IN ACTION

20 Every customer will have a personal assistant AI makes service proactive

21 $68B Global TAM at IPO Autonomous platform expands our opportunity Global TAM 2026 Future TAM $160B Source: Management estimates based on industry analyst reports. Marketing Automation B2C CRM Autonomous CRM

22 Fueling the next phase of growth KDP + AI Native Applications =

23 Adil Wali Chief Product Officer Built for what’s next Klaviyo’s innovation engineOur product engine

24 Building the autonomous CRM Data-first is our durable advantage High-velocity product innovation

25 High-velocity product innovation Building the autonomous CRM Data-first is our durable advantage

A platform built for enterprise scale & speed

High velocity

270
deploys per day[1]

High commitment

18%
of revenue invested in R&D[2]

High density

50+
ML models in production

At scale

8B+
consumer profiles

1.4B
emails sent on an average day

3.4B
average daily events processed

6M
profile updates per account per hour

K:BOS

[1]Calculated as average over last three months as of September 14, 2025.
[2]Calculated by dividing non-GAAP R&D expenses by total revenue for the quarter ended June 30, 2025. See Appendix for non-GAAP reconciliation.
Note: All figures as of June 30, 2025 (ML models, consumer profiles) or for the quarter ended June 30, 2025 (emails, events, profile updates), unless otherwise noted.

26

27 13 years of high-velocity innovation 2018 2021 2023 2024 AI-First B2C CRM Marketing Agent and Customer Agent; Service; Omnichannel 2025 Marketing Analytics and AKDP; 6 new languages Segments AI, Forms AI, Email AI SMS Attribution and Optimization Email Marketing and Automation Customer Data Platform2012 2013

We’ve ACCELERATED in 2025 200+ features already released this year

29 From AI announcement to live in 72 hours August 26 August 29

30 High-velocity product innovation Building the autonomous CRM Data-first is our durable advantage

31 Our data platform synthesizes data across the tech stack 350+ pre-built integrations Data integrations KDP Vertically integrated CRM No silos No schema to configure No limits Marketing Analytics Service

32 1:1 personalization at scale Tailored on-site experiencesBespoke journeys The future is personalization without limits

33 1:1 personalization at scale Tailored on-site experiencesBespoke journeys The future is personalization without limits

34 1:1 personalization at scale Tailored on-site experiencesBespoke journeys The future is personalization without limits

35 Building the autonomous CRM High-velocity product innovation Data-first is our durable advantage

2025 © Klaviyo Confidential 36 The AI-first CRM for B2C

2025 © Klaviyo 37 Omnichannel orchestration Deliver the right messages, to the right audiences, across the right channels Analytics & insights Drive retention, revenue, and relationships at scale with actionable customer insights Autonomous marketing Marketing that runs on its own - writing, scheduling, sending without prompts

38 Email Text WhatsApp Mobile App Social Omnichannel orchestration One customer profile powers best-in-class channels – so messages, offers, and timing adapt instantly NEWGA

39 GA Omnichannel attribution Linear multi-touch attribution Catalog insights actionability Best cross-sell date in segments Customer lifetime value by segment Export Catalog Insights to CSV Q4’25 New report builder Segments from funnels Product analysis improvements Marketing Analytics

40 Q4’25 BFCM / Prompt-based campaigns FR and DE content generation GA Essential flows, forms, and weekly campaigns H1’26 Flow optimization Content generation for SMS and WhatsApp Marketing Agent

2025 © Klaviyo 41 Autonomous conversations AI that guides, assists, and resolves 24/7 - on any channel - powered by shared data Personalized on- site self service Empower shoppers with easy order management, returns, and dynamic offers all in one place Smarter tools for support teams Give agents context and automations to resolve faster and identify new revenue opportunities

42 Q4’25 H1’26 WhatsApp Tone & voice settings Knowledge gap detection Answer feedback Agent-facilitated returns Coupon retrieval Subscription management Agent skills and integrations GA Chat, SMS Beta Email (GA in Q4) Customer Agent

Helpdesk GA + One workspace - shared customer history K:AI Customer Agent Customer Hub GA

2025 © Klaviyo 44 Advanced data management Extend Klaviyo’s built-in CDP capabilities for deeper insights and personalization Apps and ecosystem Extend and connect Klaviyo with all of the tools that you use Global scale and readiness Manage global brands with enterprise-grade security, compliance and reliability

45 Advanced identity resolution Advanced data management

46 Enterprise security Global scale & readiness

47 Global reach & internationalization Global scale & readiness

48 Our innovation drives customer value and fuels growth generated by Klaviyo customers since 20213 176K+ customers3 1 Year to date as of September 2024. ROI is calculated as customer KAV divided by amount spent with Klaviyo. ROI1 YoY KAV growth2 QoQ KAV growth3 Note: See Appendix for definitions of Customers and KAV 2 As of December 31, 2024 3 As of June 30, 2025

49 Native data foundation Network effect and speed 1:1 personalization everywhere Agents with guardrails Embedded where work happens

50 Executing our growth strategy at scale Steve Rowland President Our GTM engine

51 Partner ecosystem is a force multiplier Executing on our three growth engines Global, diversified business

52 Global, diversified business Partner ecosystem is a force multiplier Executing on our three growth engines

2025 © Klaviyo Our GTM model has evolved 53 Then Now Entrepreneur + SMB Entrepreneur + SMB + MM + Enterprise U.S.-centric team Global team Americas/EMEA/APAC Primarily email AI-First B2C CRM Marketing, Service, Analytics Selling to Owner/Mktg. Director Selling to CMO, CIO, CTO, CEO

54 Entrepreneur SMB Mid-market Enterprise $0 - $2.5M $2.5M - $30M $30M - $500M $500M+ PLG PLG SLG SLG SLG 176k+1 customers from entrepreneurs to the enterprise Company revenue2 Route to market Global, diversified business 1As of June 30, 2025. See Appendix for definition of Customers. 2Company revenue is estimated annual revenue of the global ultimate parent. Estimates are derived from multiple third-party vendors and internal records, and we use the median of available estimates and exclude single-vendor outliers >$1B.

Efficient demand sources

~50% new ARR	~25% new ARR	~25% new ARR
Self-serve/sales-assisted	**Focused sales motion**	**Partner ecosystem**
Free and paid	Clearly defined customer targets	Expands reach
Organic inbound drivers	Strategic marketing	CRM and modernization practices
Branded search	Analyst relations	

K:BOS

Note: Data is for the quarter ended June 30, 2025. See Appendix for definition of ARR.

55

56 Building a strong foundation with a balanced ARR mix Customer base by customer count Customer base by ARR SMBEntrepreneur Mid-market + Enterprise Note: Data as of June 30, 2025. See Appendix for definitions of Customers and ARR.

57 Partner ecosystem is a force multiplier Global, diversified business Executing on our three growth engines

Growth engines driving Klaviyo’s future Multi-product platform Mid-market and enterprise momentum Build the International growth 58

Build the International growth Multi-product platform Mid-market and enterprise momentum 59 Growth engines driving Klaviyo’s future

60 Current reality Fragmented stacks leave customers frustrated #1: Multi-product platform #1 consumer frustration with brands:

61 Current reality Klaviyo value Hi there, welcome to Luna Beauty! ! Your 10% off code is GLOW10 Subject: Welcome, Alexis! Here’s 10% Off Your First Order ✨ Body: Thanks for joining Luna Beauty! Here’s 10% off to get you started on your glow journey. ecommerce POS Loyalty API Channel preference: Email Channel preference: SMS Last touch: SMS # Flash Sale! 20% off Luna Beauty products for the next 24 hours. Channel preference: Push Klaviyo B2C CRM Klaviyo delivers seamless customer experiences #1: Multi-product platform #1 consumer frustration with brands:

62 Our multi-product platform drives value and ROI +37% more KAV when brands use Klaviyo Email + SMS1 100x+ ROI when Tibi adopted Klaviyo Email, SMS, Marketing Analytics2 Millions of incremental KAV for customers using Customer Hub3 Marketing Service Marketing Analytics One platform, one journey powered by AI & unified data 1Calculated as the growth rate of Shopify and Shopify Plus customers’ average KAV from before adding SMS to after adding SMS. Customer count is as of June 30, 2025, within the 5th to 95th percentile. 2Trailing twelve months as of May 31, 2025. ROI is calculated as customer KAV divided by amount spent with Klaviyo. 3Represents KAV for Customer Hub beta customers through September 15, 2025. See Appendix for definition of KAV. #1: Multi-product platform

63 June 2023 June 2024 June 2025 +AKDP +SMS Example: DTC personal care brand Email + Data Case study: Multi-product drives Klaviyo growth 1From June 2023 to June 2025. See Appendix for definition of ARR. 2From consolidating to Klaviyo in May 2025. 60%+ reduction in campaign set-up time2 >30% reduction in total cost of ownership by consolidating email, SMS, AKDP and forms2 72% ARR expansion1 #1: Multi-product platform

64 Multi-product platform remains a huge opportunity 30% of mid-market/enterprise customers use more than 1 Klaviyo product2 54% of ARR is from multi- product customers2 8 Products in GA 4 Products in GA IPO1 Today Email Mobile Reviews Customer hub Customer agent Helpdesk Marketing analytics AKDP More runway to cross-sell and land larger 1As of September 30, 2023 2As of June 30, 2025. See Appendix for definition of ARR and Customers. #1: Multi-product platform

Multi-product platform Mid-market and enterprise momentum Build the International growth 65 Growth engines driving Klaviyo’s future

66 ~2.5x France new ARR growth3 ~3.0x Spain new ARR growth3 Our investments are delivering results Targeted investments are working Product-led growth = broad reach 100+ Countries generating revenue2 1As of September 30, 2023. 2As of June 30, 2025. 3From September 30, 2023 to June 30, 2025. #2: International growth At IPO1 Today Countries with physical operations 3 6 Countries with SMS coverage 5 22 Languages 1 11

67 Our international growth strategy Self-service Phase 1 Partner ecosystem Phase 2 Inside sales Phase 3 In-country sales support Phase 4 Product-led growth reinforced by targeted investments #2: International growth 100+ & more

Multi-product platform Build the International growth Mid-market and enterprise momentum 68 Growth engines driving Klaviyo’s future

2025 © Klaviyo 69 The time for the enterprise to modernize is now More than ever, businesses are looking for complete reinvention—and they’re looking for it in much shorter time frames. Clients want us to move fast. They want agility, embedded AI, integrated capabilities, and outcomes. Mike Heald Senior Managing Director Accenture #3: Mid-market & enterprise

Legacy technologies Klaviyo Built for Primarily B2B B2C/DTC at scale Time to value Long implementation requiring developers Go live in days, easy to use, low code AI & data Fragmented, bolt-on, siloed Built-in AI + unified consumer data Ecosystem & APIs Complex, long setup for integrations 350+ native integrations and API-first approach Commercial model Expensive: Licensing + services-heavy Transparent pricing, fast ROI 70 Klaviyo delivers on what matters most to the enterprise 1From September 30, 2023 to June 30, 2025 600+ legacy replacements in less than two years1 #3: Mid-market & enterprise

71 It took us weeks and sometimes months to launch a campaign with our current vendor, and with Klaviyo in the hands of my marketing team, it takes minutes and hours. Enterprise Consumer Retailer #3: Mid-market & enterprise

72 Success winning large consumer brands 39% CAGR for MM & Enterprise ARR2 MM & enterprise growth is outpacing total business 6K+ mid-market and enterprise customers1 $2M average ARR of top 10 customers1 1As of June 30, 2025 2CAGR calculated from September 30, 2023 to June 30, 2025 Note: See Appendix for definitions of Customers and ARR. $4M+ ARR of largest customer1 #3: Mid-market & enterprise

73 Partner ecosystem is a force multiplier Global, diversified business Executing on our three growth engines

2025 © Klaviyo Confidential 74 Partner ecosystem is a force multiplier 5K+ agencies and systems integrators1 Leading service partners generate millions in revenue for Klaviyo customers 1As of June 30, 2025

2025 © Klaviyo Confidential 75 Klaviyo powers the connected stack for B2C modernization 350+ pre-built integrations Our partnership with Klaviyo is an extension of our core mission. We are both committed to providing merchants of all sizes with the tools they need to succeed in a complex market. Ours is a powerful collaboration where we each focus on our strengths. Klaviyo's expertise in consumer engagement is an incredible complement to our platform, allowing our merchants to build lasting brands and drive sustainable growth. Jeff Hoffmeister Shopify Chief Financial Officer

Growth engines driving Klaviyo’s future Multi-product platform Mid-market and enterprise momentum Build the International growth 76

77 Customer and Partner Panel Chief Customer Officer Emily McEvilly Moderator VP of Marketing Rachel Fagan Marketing Technology Lead Arben Azizi VP of Strategy and M&A John Gonneville

78 Customer and Partner Panel Chief Customer Officer Emily McEvilly Moderator Senior Managing Director, Americas Ami Palan

79 Multiple engines for sustained growth Financial overview Amanda Whalen Chief Financial Officer

81 Klaviyo from IPO to today Q3’23 (IPO)1 Q2’251 $1,078M $155M 176,000+ $6,700 3,291 $253M Revenue (TTM) 1All figures as of the end of the quarters noted, except figures noted TTM, which are for the trailing twelve months ended at the end of such quarters. 2See Appendix for Non-GAAP reconciliation. 3See Appendix for definitions of Customers and Customers Generating Over $50,000 of ARR. Note: Some numbers are rounded for presentation. +68% +65% +30% +29% +94% +95% $5,200 1,699 $130MEMEA revenue (TTM) $50K+ ARR customers3 Average revenue per customer3 Total customers3 135,000+ Free cash flow (TTM)2 $94M $642M

82 Multiple engines for sustained growth Near-term financial framework Track record of durable, efficient growth Our large & growing market opportunity

83 Multiple engines for sustained growth Near-term financial framework Our large & growing market opportunity Track record of durable, efficient growth

84 $68B Global TAM at IPO We are addressing a large and fast-growing market Global TAM 2026 Future TAM $160B New products, moving upmarket, and international expansion grow TAM Source: Management estimates based on industry analyst reports Marketing Automation B2C CRM Autonomous CRM ● Multi-product expansion ● More geographies ● Broad range of customers

85 Our large & growing market opportunity Multiple engines for sustained growth Near-term financial framework Track record of durable, efficient growth

86 We’ve delivered strong revenue growth since IPO 34% CAGR since IPO1 Revenue Q3’23 Q4’23 Q1’24 Q2’24 Q3’24 Q4’24 Q1’25 Q2’25 $176 $202 $210 $222 $235 $270 $280 $293 48% 39% 35% 35% 34% 34% 33% 32% 48% 39% 3 3 33% 32% 1CAGR calculated from September 30, 2023 to June 30, 2025. YoY revenue growth %Revenue ($M)

87 Continued gross profit growth with healthy gross margins Q3’23 Q4’23 Q1’24 Q2’24 Q3’24 Q4’24 Q1’25 Q2’25 $140 $160 $168 $175 $183 $201 $214 $224 48% 39% 35% 35% 34% 34% 33% 32% 80% 79% 80% 79% 78% 74% 77% 76% Key drivers SMS cross-sell success comes with lower gross margins Infrastructure investment optimizations beginning to generate leverage 1See Appendix for a reconciliation of GAAP to Non-GAAP measures. Non-GAAP gross margin %Non-GAAP gross profit ($M) Non-GAAP gross profit1

Driving overall operating efficiency

Non-GAAP operating expenses[1]
(% of Revenue)


67%
64%
15%
20%
33%
12%
18%
34%
FY23
H1'25
General & Administrative
Research & Development
Sales & Marketing

Key drivers

G&A: Leverage from focus on scale; Stripe fees remain ~3% of revenue

R&D: Leverage on foundational work while investing against new initiatives

S&M: Investing behind strong unit economics to drive growth

[1]All figures as of December 31, 2023 or June 30, 2025, as applicable. See Appendix for non-GAAP reconciliation.
Note: Totals may not foot due to rounding.

88

89 Non-GAAP operating income1 TTM free cash flow1 1See Appendix for a reconciliation of GAAP to Non-GAAP measures. TTM figures for the trailing twelve months ended September 30, 2023 and June 30, 2025, respectively. 2Represents rounded midpoint of fiscal year 2025 guidance provided on August 5, 2025. $94 $155 Q2’25Q3’23 14.6% 14.3% $78 $147 FY23 FY25E2 11.2% 12.3% Improving profitability and positive cash flow Non-GAAP operating margin %Non-GAAP operating income ($M) TTM free cash flow margin %TTM free cash flow ($M)

2025 © Klaviyo Our financial performance is in the top 7% of software companies 90 107 public software companies 50 with $1 billion+ run rate 27 achieving Rule of 40 8 growing revenue 30%+ Source: Meritech. Data as of August 8, 2025.

91 Multiple engines for sustained growth Our large & growing market opportunity Track record of durable, efficient growth Near-term financial framework

92 Growth engines driving Klaviyo’s future Multi-product platform Mid-market and enterprise momentum Build the International growth ● Add more customers & land larger deals ● Increase customer usage ● Cross-sell across B2C CRM suite ● Leverage existing investments to accelerate key market growth ● Penetrate new markets with targeted investments ● Drive further success with larger customers ● Win as the autonomous CRM for the enterprise

Build the Growth engines driving Klaviyo’s future International growth Multi-product platform Mid-market and enterprise momentum 93

94 We’ve built a large, diverse customer base Total customer count Our customers continue to grow with us #1: Multi-product platform 135,000+ 176,000+ Q3’23 Q2’25 Annualized average revenue per customer $5,200 $6,700 Q3’23 Q2’25 Note: All figures as of September 30, 2023 or June 30, 2025, as applicable, and numbers are rounded. See Appendix for definition of Customer. +30% +29%

95 We continue to drive expansion with existing cohorts Note: This chart illustrates the total ARR of each cohort as of December 31, 2024 over the periods presented. Each cohort represents the customers that have made their first purchase of our products in a given year. See Appendix for definition of ARR. 2023 2024 2021 2022 2019 2020 2017 2018 2015 2016 2024202320222021202020192018201720162015 #1: Multi-product platform

96 Net revenue retention strength Supported by expansion, cross-sell, and steady gross retention NRR levers Expansion: Most heavily weighted factor; favorable email expansion trends Cross-sell and new product adoption: SMS benefit and early contribution from Marketing Analytics; further opportunity as new products are adopted Gross revenue retention1: Steady and strong at 88% since IPO Q2 2025 NRR1 bridge Base Expansion Cross-sell Churn Q2‘25 NRR 100% 108% 1 All figures as of June 30, 2025. See Appendix for definition of Dollar-Based Net Revenue Retention Rate and Gross Revenue Retention. #1: Multi-product platform

97 Q4’23 Q1’24 Q2’24 Q3‘24 Q4’24 Q1’25 Q2’25 Gross retention remains very stable We have grown substantially year on year, and we’re not seeing any signs of slowing down. Klaviyo is keeping up and supporting us in every next step, consistently rolling out new features that allow us to do new and interesting things, which allows us to grow. Shannon Jörgenfelt Senior manager of email and retention Gross revenue retention (GRR)1 88% When customers experience the exceptional ROI and value of Klaviyo, they stay 1 See Appendix for definition of Gross Revenue Retention. #1: Multi-product platform Q3’23

98 Our cross-sell efforts are working More runway with SMS adoption $180M + SMS revenue TTM1 % of SMB+ customers using Klaviyo SMS 22% 27% Q2’25Q3’23 +59% YoY ↑ 1 TTM as of June 30, 2025 2 As of June 30, 2025. See Appendix for definition of ARR. 54% of ARR is from multi-product customers2 #1: Multi-product platform

99 Multi-product platform presents expansion opportunity Range of uplift compared to email1 Email + Data Marketing Analytics/AKDP ServiceMobile Multi-product opportunity 1 Pricing model Profiles, conversations, ticketsService ProfilesMarketing Analytics/AKDP SendsMobile .3x to .8x .4x to 1x ProfilesEmail + Data .1x to .5x 1.8x to 3.3x 1Represents range of uplift compared to email taking the 25th to 75th percentile of the existing customer base as of June 30, 2025. Service is an estimate based on expected pricing, customer conversations, and data from the customer beta. High end of rangeLow end of range #1: Multi-product platform

Multi-product platform Mid-market and enterprise momentum Build the International growth Growth engines driving Klaviyo’s future 100

101 Our international investments are paying off #2: International growth We’re building a scalable foundation for continued expansion Q3’23 Q2’25 31% 69% 35% 65% EMEA & APACAmericas Revenue mix 43% EMEA & APAC revenue CAGR1 11 languages supported on the platform 22 countries with SMS availability 1CAGR calculated from September 30, 2023 to June 30, 2025.

102 Scalable foundation for further international success Advance markets through phased approach #2: International growth Multi-currency support Drivers of future international growth Data center footprint

Multi-product platform Build the International growth Mid-market and enterprise momentum 103 Growth engines driving Klaviyo’s future

104 Larger customers1 are a growing part of our business #3: Mid-market & enterprise $500K+ ARR >60 4X since IPO2 Number of $50K+ ARR customers ~2,000 40% CAGR ~3,300 Early progress with $500K+ ARR customers Q2’25 ~600 ~1,100 ~1,400 ~2,200 FY23 Customers with >$50K ARR – $100K ARRCustomers with >$100K ARR 1All figures as of December 31, 2023 or June 30, 2025, unless otherwise noted. See Appendix for definition of ARR, Customers, Customers Generating Over $50,000, $100,000, and $500,000 of ARR. 2As of September 30, 2023

105 ARR trends reflect success with larger customers1 Larger customers are continuing to grow % of ARR by customer spend $2.0M average ARR from top 10 customers 100% since IPO2↑ FY23 15% 14% 71% H1’25 22% 14% 64% ≠≠≠≠ Customers with <$50K ARR Customers with >$50K ARR – $100K ARR Customers with >$100K ARR 36% of ARR is $50K+ customers From 27% at IPO2↑ 1FY23 figures as of December 31, 2023. All other figures as of June 30, 2025, unless otherwise noted. See Appendix for definitions of ARR, Customers, Customers Generating Over $50,000 and 100,000 of ARR. 2As of September 30, 2023 #3: Mid-market & enterprise

106 KDP + AI = Fueling the next phase of growth

107 Near-term financial framework Our large & growing market opportunity Track record of durable, efficient growth Multiple levers for sustained growth

108 FY26 to FY28 financial framework 1Represents rounded midpoint of fiscal year 2025 guidance provided on August 5, 2025. Charts are illustrative and not to scale. 2Target based on Klaviyo’s share price as of September 1, 2025. Note: All metrics shown, other than net dilution, are non-GAAP metrics. Metric FY26-FY28 < 2.5% in 20282 ↑ Gross margin S&M as % of revenue R&D as % of revenue G&A as % of revenue Net dilution 12.3% FY28 exitFY25E1 15-17% ↑ ↑ ↑ Non-GAAP operating margin target Leverage across OpEx

109 On track towards long-term margin target Non-GAAP operating margin target 20%+ Long-term target 1Represents rounded midpoint of fiscal year 2025 guidance provided on August 5, 2025. 12.3% FY28 exitFY25E1 15-17%

110 Our capital allocation framework Drive organic growth Consider strategic M&A Provide shareholder returns ●Product and platform investments ●Upmarket, international, and new vertical expansion ●Small tuck-in technology and talent ●Accelerate growth drivers and enhance current product/platform ●Returning cash to shareholders as a longer- term consideration

111 In summary Well positioned to deliver sustainable long-term growth Large, expansive market opportunity Opportunity grows as our value proposition and product set evolve Track record of durable, efficient growth execution Klaviyo ranks among top software companies, delivering efficient growth at scale Multiple levers for durable growth Vast and growing opportunities as we execute our vision as category-defining autonomous CRM for B2C

Klaviyo Investor Day 2025 Key takeaways We’re capturing a growing market opportunity with vast white space Klaviyo is building the autonomous B2C CRM, redefining how businesses engage consumers AI + data provide a defensible competitive moat High-velocity innovation and an efficient GTM engine provide foundation for growth Our multi-product platform, international growth, and MM/enterprise momentum are durable growth engines 112

2025 © Klaviyo Confidential Appendix 115

116 Statement Regarding Use of Non-GAAP Financial Measures In addition to financial measures prepared in accordance with generally accepted accounting principles in the United States (GAAP), this presentation and accompanying oral commentary contain non-GAAP financial measures, including non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating income, non-GAAP operating expenses, non-GAAP operating margin, free cash flow, and free cash flow margin. The non-GAAP financial information is presented for supplemental informational purposes only and is not intended to be considered in isolation or as a substitute for, or superior to, financial information prepared and presented in accordance with GAAP. Please see the Appendix for reconciliations of these non-GAAP financial measures to their nearest GAAP equivalents. Our non-GAAP gross profit, non-GAAP operating income and non-GAAP operating expenses exclude significant expenses and income that are required by GAAP to be recorded in our consolidated financial statements, including, but not limited to, (i) amortization of prepaid marketing expenses, (ii) stock-based compensation and related employer payroll taxes, and (iii) restructuring expenses. Our non-GAAP gross margin is calculated as non-GAAP gross profit divided by total revenue. Our non-GAAP operating margin is calculated as non-GAAP operating income divided by total revenue. Free cash flow is defined as cash and cash equivalents provided by or used in operating activities less purchases of property and equipment and capitalization of software development costs. Free cash flow margin is a non-GAAP financial measure that is calculated as free cash flow divided by total revenue. Stock-based compensation expense includes the net effects of capitalization and amortization of stock-based compensation expense related to capitalized software. Stock-based compensation expense has been, and will continue to be for the foreseeable future, a significant recurring expense in our business and an important part of the compensation provided to our employees. Because of varying available valuation methodologies, subjective assumptions, and the variety of equity instruments that can impact a company’s non-cash expenses, we believe that providing non-GAAP financial measures that exclude stock-based compensation expense allows for meaningful comparisons between our operating results from period to period. When evaluating the performance of its business and making operating plans, Klaviyo does not consider these items (for example, when considering the impact of equity award grants, the company places a greater emphasis on the amount of overall stockholder dilution than the accounting charges associated with such grants). The amount of employer payroll tax-related items on employee stock transactions is dependent on restricted stock unit settlements, option exercises, related stock price, and other factors that are beyond Klaviyo’s control and that do not correlate to the operation of the business. The expense related to amortization of prepaid marketing expense of warrants issued to Shopify is dependent upon estimates and assumptions; therefore, Klaviyo believes non-GAAP measures that adjust for the amortization of prepaid marketing expense provide investors a consistent basis for comparison across accounting periods. Klaviyo believes that the economic impact of the partnership is best measured in the form of stockholder dilution and as such have provided a reconciliation that shows the full dilutive impact of all outstanding equity instruments. Overall, Klaviyo believes it is useful to exclude these expenses in order to better understand the long-term performance of its core business and to facilitate comparison of its results period-over-period and to those of peer companies. All of these non-GAAP financial measures are important tools for financial and operational decision-making and for evaluating Klaviyo’s own operating results over different periods of time. We believe that all these non-GAAP financial measures provide useful information about our financial performance, enhance the overall understanding of our past performance and future prospects and allow for greater transparency with respect to decision making by our management, who use these measures as important tools for financial and operational decision-making and for evaluating Klaviyo’s own operating results over different periods of time. Investors are cautioned that there are material limitations associated with the use of non-GAAP financial measures versus their nearest GAAP equivalents. Other companies may calculate non-GAAP financial measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of our non-GAAP financial measures as tools for comparison. Further, stock-based compensation expense has been, and will continue to be for the foreseeable future, a significant recurring expense in Klaviyo’s business and an important part of the compensation provided to attract and retain its employees to create long-term incentive alignment with stockholders. We have not provided a reconciliation of non-GAAP gross margin, non-GAAP operating income, non-GAAP operating expenses, or non-GAAP operating income guidance measures to the most directly comparable GAAP measures because certain items excluded from GAAP cannot be reasonably calculated or predicted at this time. Accordingly, a reconciliation is not available without unreasonable effort. Stock-based compensation-related charges, including employer payroll tax-related items on employee stock transactions, are impacted by the timing of employee stock transactions, the future fair market value of our common stock, and our future hiring and retention needs, all of which are difficult to predict and subject to constant change.

2025 © Klaviyo 117 GAAP to Non-GAAP reconciliation of Gross Profit Three Months Ended ($ in millions) FY23 Q3 FY23 Q4 FY24 Q1 FY24 Q2 FY24 Q3 FY24 Q4 FY25 Q1 FY25 Q2 Gross profit $117.0 $156.6 $165.1 $171.9 $180.7 $198.4 $212.1 $221.9 Stock-based compensation $21.9 $3.0 $2.4 $2.6 $2.0 $1.9 $1.8 $2.0 Employer payroll tax on employee stock transactions $1.5 $0.1 $0.2 $0.2 $0.2 $0.3 $0.4 $0.2 Non-GAAP Gross profit $140.3 $159.8 $167.6 $174.7 $183.0 $200.6 $214.3 $224.1 Gross margin 66.5% 77.7% 78.6% 77.4% 76.9% 73.4% 75.8% 75.7% Non-GAAP Gross margin 79.8% 79.2% 79.8% 78.6% 77.8% 74.2% 76.6% 76.4%

2025 © Klaviyo 118 GAAP to Non-GAAP reconciliation of Operating Income ($ in millions) FY23 Operating income (loss) ($330.6) Stock-based compensation $340.8 Employer payroll tax on employee stock transactions $7.7 Amortization of prepaid marketing $52.9 Restructuring Expense $7.4 Non-GAAP Operating income (loss) $78.1 Operating margin (47.4%) Non-GAAP Operating margin 11.2%

2025 © Klaviyo 119 GAAP to Non-GAAP reconciliation of Operating Expenses ($ in millions) FY23 FY25 Q2 FY25 H1 Selling and marketing $394.4 $126.6 $250.2 Stock-based compensation ($108.0) ($14.3) ($26.4) Employer payroll tax on employee stock transactions ($2.7) ($0.9) ($2.2) Amortization of prepaid marketing ($52.9) ($13.2) ($26.4) Restructuring expense ($1.8) - - Non-GAAP Selling and marketing $229.0 $98.2 $195.0 Non-GAAP Selling and marketing % of revenue 33% 33% 34% Research and development $262.2 $72.5 $141.8 Stock-based compensation ($120.2) ($18.6) ($34.8) Employer payroll tax on employee stock transactions ($2.0) ($1.1) ($3.2) Restructuring expense ($3.3) - - Non-GAAP Research and development $136.7 $52.7 $103.8 Non-GAAP Research and development % of revenue 20% 18% 18%

2025 © Klaviyo 120 GAAP to Non-GAAP reconciliation of Operating Expenses (cont’d) ($ in millions) FY23 FY25 Q2 FY25 H1 General and administrative $194.3 $54.1 $97.1 Stock-based compensation ($87.7) ($10.5) ($18.8) Employer payroll tax on employee stock transactions ($1.4) ($11.3) ($12.1) Restructuring expense ($1.1) - - Non-GAAP General and administrative $104.1 $32.3 $66.3 Non-GAAP General and administrative % of revenue 15% 11% 12% Total operating expenses $850.8 $253.2 $489.1 Stock-based compensation ($315.8) ($43.4) ($80.0) Employer payroll tax on employee stock transactions ($6.1) ($13.3) ($17.5) Amortization of prepaid marketing ($52.9) ($13.2) ($26.4) Restructuring expense ($6.2) - - Non-GAAP Total operating expenses $469.8 $183.2 $365.1 Non-GAAP Total operating expenses % of revenue 67% 62% 64%

2025 © Klaviyo 121 Reconciliation of Operating Cash Flow to Free Cash Flow Trailing 12 Mos Ended ($ in millions) FY23 Q3 FY25 Q2 Cash provided by operating activities $101.6 $169.0 Acquisition of property and equipment ($2.3) ($8.6) Capitalization of software development costs ($5.5) ($16.6) Employer taxes for executive option exercises - $10.8 Free cash flow $93.9 $154.6 Operating cash flow margin 15.8% 15.7% Free cash flow margin 14.6% 14.3%

2025 © Klaviyo 122 Select defined terms Customers: We define a customer as a distinct paid subscription to our platform. A single organization could have multiple discrete contracting divisions or subsidiaries or brands each with paid subscriptions to our platform, which would, in general, constitute multiple distinct customers. In some cases at the customer’s request, we allow subscriptions under the same parent organization to be consolidated into a single paid subscription in which case such consolidated paid subscriptions would constitute a single customer. We measure our total number of customers as a point-in-time calculation measured as of the end of a particular period. Customers do not include persons or entities that use our platform on a free trial basis. Customers Generating Over $50,000 of ARR: We calculate our number of customers generating over $50,000 of ARR (as defined below) as those customers that have an average ARR of greater than $50,000 over the prior twelve months (or the entire duration of the customer’s paying relationship, if it is less than twelve months) as of the date of determination. We believe the number of customers generating over $50,000 of ARR is a key performance metric to help investors and others understand and evaluate our results of operations in the same manner as our management team, as it is an indicator of our ability to grow the number of customers that are exceeding this ARR threshold, both from our existing customers expanding their usage of our platform and from our sales to larger customers. We believe this is an important indicator of our ability to continue to successfully move up-market. Customers Generating Over $100,000 of ARR: We calculate our number of customers generating over $100,000 of ARR (as defined below) as those customers that have an average ARR of greater than $100,000 over the prior twelve months (or the entire duration of the customer’s paying relationship, if it is less than twelve months) as of the date of determination. Customers Generating Over $500,000 of ARR: We calculate our number of customers generating over $500,000 of ARR (as defined below) as those customers that have an average ARR of greater than $500,000 over the prior twelve months (or the entire duration of the customer’s paying relationship, if it is less than twelve months) as of the date of determination. Dollar-Based Net Revenue Retention Rate: We calculate our Dollar-Based Net Revenue Retention Rate (“NRR”) by first identifying the cohort of customers as of twelve months prior to the date of determination. We then calculate the Annualized Recurring Revenue (“ARR”) from this customer cohort as of twelve months prior to the date of determination (the “Prior Period ARR”) and the ARR from this customer cohort as of the date of determination (the “Current Period ARR”). ARR, for any date of determination, is the annualized value of existing paid subscriptions, which we calculate by taking the amount of revenue that we expect to receive in the next monthly period for our existing paid subscriptions, assuming no changes to such subscriptions in the next month, as of that date of determination, and multiplying that amount by twelve. Current Period ARR includes any expansion, price increases, and customer subscriptions that are deactivated and subsequently reactivated during the applicable twelve-month period and reflects contraction or attrition over the last twelve months from this customer cohort, but excludes any ARR from new customers in the current period. We then divide the total Current Period ARR by the total Prior Period ARR to arrive at the point-in-time NRR. We then calculate the weighted average point-in-time NRR as of the last day of each month in the current trailing twelve-month period to arrive at the NRR, with the weightings determined by the total ARR at the end of each period. We believe NRR is a key performance metric to help investors and others understand and evaluate our results of operations in the same manner as our management team, as it represents the expansion in usage of our platform by our existing customers, which is an important measure of the health of our business and future growth prospects. 1222025 © Klaviyo

2025 © Klaviyo 123 Select defined terms (cont’d) 1232025 © Klaviyo Gross Revenue Retention Rate: We calculate our Gross Revenue Retention Rate (“GRR”) in the same manner that we calculate NRR, except that GRR only includes the impact of customer losses, and does not include the impact of customer expansions or contractions from the relevant customers. We believe our GRR demonstrates the ability of our platform to retain our customers due to the value we provide them. Klaviyo Attributed Value: We define Klaviyo Attributed Value (“KAV”) as the amount of revenue our customers generated through orders placed by consumers within a specified period of time after a message is sent using our platform, which in the case of email is five days from when the message is sent, and in the case of SMS is twenty-four hours from when the message is sent. For email, the message also needs to be opened or clicked in order for the transaction to fall within our definition. KAV excludes orders placed with customers that do not opt-in to sharing data on placed orders, orders for which we cannot determine the currency or value, or unusual orders that appear to us to be anomalies. Since our definition of a customer does not include persons or entities that use our platform on a free trial basis, any revenue generated through orders placed with these persons or entities is also excluded from our definition of KAV. We do not net chargebacks or sales refunds from our calculation of KAV. If a customer leaves Klaviyo, we stop counting that customer’s KAV after their last contracted month. We believe KAV serves as a measure of the return-on-investment that we help generate for our customers and illustrates the value our platform can drive to our customers, which we believe enhances our ability to maintain existing customers and attract new customers. We use KAV as an internal estimate to track the value we drive to customers through our platform. KAV is an operational measure, does not represent revenue earned by us, and does not directly correlate to our pricing, revenue, or results of operations. Further, KAV is not a forecast of future revenue and investors should not place undue reliance on KAV as an indicator of our future or expected results.